UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

TORREYPINES THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25571	86-0883978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 623-5665

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On March 31, 2009, TorreyPines Therapeutics, Inc. (the “Company”) announced that, effective March 31, 2009, the Company will reduce its work force to three employees. This reduction is intended to further conserve financial resources, providing the Board of Directors additional time to evaluate strategic alternatives, including a possible sale of the Company. The three remaining employees, the Company’s Chief Executive Officer, Chief Financial Officer, and Vice President and General Counsel will assist the Board of Directors in assessing and completing any possible strategic transaction. The Company estimates that it will incur a charge of approximately $0.2 million in the first quarter of 2009 for costs related to severance and continuation of benefits.

Item 8.01.	Other Events

On March 31, 2009, the Company issued a press release announcing that, effective March 31, 2009, the Company will reduce its work force to three employees. This reduction is intended to further conserve financial resources, providing the Board of Directors additional time to evaluate strategic alternatives, including a possible sale of the Company. The three remaining employees, the Company’s Chief Executive Officer, Chief Financial Officer, and Vice President and General Counsel will assist the Board of Directors in assessing and completing any possible strategic transaction. A copy of the press release is attached as Exhibit 99.1.

Statements in this report that are not strictly historical in nature constitute “forward-looking statements”. Such statements include, but are not limited to, references to the Company’s estimated charges resulting from the restructuring. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause TorreyPines’ actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. TorreyPines’ results may be affected by risks related to competition from other biotechnology and pharmaceutical companies, its effectiveness at managing its financial resources, its ability to successfully develop and market products, difficulties or delays in its pre-clinical studies or clinical trials, difficulties or delays in manufacturing its clinical trials materials, the scope and validity of patent protection for its products, regulatory developments involving future products and its ability to obtain additional funding to support its operations. Risk factors that may cause actual results to differ are more fully discussed in TorreyPines’ SEC filings, including TorreyPines’ Form 10-K for the year ended December 31, 2008. All forward-looking statements are qualified in their entirety by this cautionary statement. TorreyPines is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

99.1	Press release dated March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORREYPINES THERAPEUTICS, INC.

Date: March 31, 2009	By:	/s/ Craig Johnson
	Name:	Craig Johnson
	Title:	Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated March 31, 2009